EARNINGS PER SHARE (Details) - USD ($) shares in Thousands, $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
EARNINGS PER SHARE
Net earnings attributable to common shareholders	$ 2,390.1	$ 948.8
Basic weighted average shares outstanding	1,219,466	1,228,855
Weighted average shares dilution adjustments:
Stock options	17	182
Restricted share units	1,652	1,805
Restricted performance share units	3,472	3,662
Diluted weighted average shares outstanding	1,224,607	1,234,504